Exhibit 99.1

Cornerstone Bancshares, Inc. Reports Positive Earnings for Third Quarter of 2014

CHATTANOOGA, Tenn. -- October 27, 2014 -- (PR Newswire) Cornerstone Bancshares, Inc. (“Cornerstone”; OTC Bulletin Board: CSBQ; CSBQP), holding company of Cornerstone Community Bank (“Bank”), today announced net income of approximately $406,000 for the third quarter of 2014. This marks the fifteenth consecutive quarter of positive earnings for Cornerstone.

Some financial highlights for the year as of September 30, 2014, compared with the same period of 2013, include:

•	5% increase in total loans
•	26.3% reduction in foreclosed assets
•	12.1% reduction in non-accruing loans
•	22.4% increase in market value per common share

“We continue to make steady, gradual progress in cleaning up the balance sheet,” said Cornerstone's President and Chief Executive Officer Frank Hughes. “With a material reduction in foreclosed and non-performing assets, we are finally able to focus more of our time, energy and efforts on the production side of growing loans and deposits.”

Cornerstone’s common stock had a significant gain in market value at quarter end, from $2.45 per share as of September 30, 2013, to $3.00 per share as of September 30, 2014. In addition, Cornerstone continued paying its quarterly Preferred Stock dividend, based on positive earnings in preceding quarters. The most recent payment, made on August 26, 2014, marked the fourteenth consecutive quarterly dividend payment since the security was issued in the third quarter of 2010.

“This community has demonstrated its belief in and support of a strong community bank,” said Cornerstone’s Chairman Miller Welborn. “Just as Chattanooga continues to grow and thrive, Cornerstone is poised and ready to grow right along with the market.”

Founded in 1996, Cornerstone is a single-bank holding company, with approximately $413 million in assets, serving the Chattanooga, Tennessee MSA, with five full-service branch locations throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks.

Contact: Frank Hughes, Cornerstone President & CEO, 423-385-3009

Cornerstone Bancshares, Inc. and Subsidiary

Third Quarter Financial Highlights

September 30, 2014 and 2013

(Unaudited)

(Amounts in thousands, except per common share data)	2014	2013	% Change
Balance Sheet Data at Sept 30
Total assets	$413,378	$429,681	(3.8)
Interest-earning assets	390,301	400,929	(2.7)
Loans	298,390	284,181	5.0
Foreclosed assets	10,994	14,924	(26.3)
Deposits	316,314	340,756	(7.2)
Other interest-bearing liabilities	55,336	47,249	17.1
Shareholders' equity	40,396	40,150	0.6
Loan to deposit ratio	94.33%	83.40%	13.1
Tier 1 leverage ratio (Bank, est)	9.19%	8.45%	8.8
Total risk-based capital ratio (Bank, est)	13.20%	12.91%	2.2
Outstanding common shares	6,627	6,547	1.2
Book value per common share	$3.84	$3.86	(0.5)
Tangible book value per common share	$3.84	$3.86	(0.5)
Market value per common share as of September 30	$3.00	$2.45	22.4

Loan Quality Data
Nonaccruing loans	3,600	4,095	(12.1)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	244	3,282	(92.6)
Allowance for loan losses	3,474	3,159	10.0
Allowance for loan losses to total loans	1.16%	1.11%
Nonperforming assets to total assets	3.53%	4.43%

Performance Data for the Year
Net income	$1,227	$1,277	(3.9)
Return on average assets	0.58%	0.40%
Return on average equity	6.05%	4.17%
Net interest margin	3.89%	3.81%
Per common share data:
Net income – basic	$0.01	$0.01
Net income – diluted	$0.01	$0.01
Common dividends	$-	$-
Preferred dividends & accretion per common	$0.18	$0.18
Average shares (000s):
Basic common stock	6,610	6,547
Diluted common stock	6,790	6,675
Preferred stock (actual)	600	600

Cornerstone Bancshares, Inc. and Subsidiary

Adjusted Income Pre-tax & Pre-provision (PTPP)

Net of Security Gains & Foreclosed Assets Expense

	(Unaudited)
	2014			2013		Q3-14 /
	Third	Second	First	Fourth	Third	Q3-13
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg

Net interest income	$3,811	$3,856	$3,811	$3,741	$3,891	(2.1)
Total noninterest income	504	535	322	617	270	86.7
Sub-total	4,315	4,391	4,133	4,358	4,161	3.7
Total noninterest expense	3,659	3,375	3,301	3,704	3,464	5.6
Pre-tax, pre-provision income	656	1,016	832	654	697	(5.9)
Net gains from sale of securiites	(169)	(300)	(102)	(227)	-	N/A
Foreclosed assets expense, net	688	363	349	693	382	80.1
Adjusted PTPP	1,175	1,079	1,079	1,120	1,079	8.9

Reconciliation of Non-GAAP Financial Measures	(Unaudited)
	2014			2013
	Third	Second	First	Fourth	Third
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Pre-tax, pre-provision income	$656	$1,016	$832	$654	$697
Income tax expense	(250)	(257)	(255)	(250)	(268)
Provision for loan losses	-	(350)	(165)	-	-
Net income	406	409	412	404	429

Adjusted PTPP	1,175	1,079	1,079	1,120	1,079
Net gains from sale of securities	169	300	102	227	-
Foreclosed assets expense, net	(688)	(363)	(349)	(693)	(382)
Provision for loan losses	-	(350)	(165)	-	-
Income tax expense	(250)	(257)	(255)	(250)	(268)
Net income	406	409	412	404	429

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2014			2013		Q3-14 /
	Third	Second	First	Fourth	Third	Q3-13
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,168	$4,225	$4,095	$4,190	$4,294	(2.9)
Securities and interest-bearing deposits at other financial institutions	327	347	431	315	457	(28.5)
Federal funds sold and other earning assets	7	10	7	8	9	(21.1)
Total interest income	4,502	4,582	4,533	4,513	4,760	(5.4)
Interest expense
Deposits	442	442	442	487	563	(21.5)
Short-term borrowings	19	21	19	18	21	(11.8)
FHLB advances and other borrowing	231	263	261	267	285	(18.9)
Total interest expense	692	726	722	772	869	(20.4)
Net interest income	3,811	3,856	3,811	3,741	3,891	(2.1)
Provision for losses	-	350	165	-	-	-
Net interest income after the
provision for loan losses	3,811	3,506	3,646	3,741	3,891	(2.1)
Noninterest income
Customer service fees	215	210	189	213	218	(1.7)
Other noninterest income	13	18	12	13	13	4.0
Gain on sale of assets	276	307	121	391	39	604.5
Total noninterest income	504	535	322	617	270	86.5
Noninterest expense
Salaries and employee benefits	1,702	1,723	1,827	1,716	1,619	5.1
Net occupancy and equipment	315	324	309	324	334	(5.7)
Depository insurance	163	164	155	162	162	0.5
Foreclosed asset expense (1)	688	363	349	693	382	80.2
Other operating expense	791	801	661	810	967	(18.2)
Total noninterest expense	3,659	3,375	3,301	3,705	3,464	5.6
Income before income taxes	655	666	667	653	697	(6.0)
Income tax expense	250	257	255	250	268	(7.0)
Net income	$406	$409	$412	$404	$429	(5.4)

Preferred stock dividends & accretion on preferred stock discount	393	393	393	393	393	(0.1)

Net income available to common	13	16	19	11	36	(63.8)

Net income per common share:
Basic	$0.00	$0.00	$0.00	$0.00	$0.01	-
Diluted	$0.00	$0.00	$0.00	$0.00	$0.01	-
Average basic shares	6,627	6,627	6,575	6,547	6,547	1.2
Average common diluted shares	6,844	6,807	6,714	6,662	6,693	2.3
Performance Ratios
Return on average equity	4.01%	4.02%	4.08%	3.98%	4.25%	(5.7)
Return on average assets	0.39%	0.38%	0.39%	0.38%	0.40%	(2.1)
Net interest margin	3.86%	3.89%	3.90%	3.76%	3.89%	(0.9)
Average equity	40,480	40,710	40,447	40,487	40,382	0.2
Average assets	416,247	426,951	426,282	426,660	431,068	(3.4)
Average interest-earning assets	394,156	400,760	400,175	398,174	400,539	(1.6)

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2014			2013
	Third	Second	First	Fourth	Third
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$3,330	$3,011	$3,203	$3,159	$5,095
Provision for loan losses	-	350	165	-	-
Net charge-offs	144	(32)	(357)	44	(1,936)
Balance at end of period	$3,474	$3,330	$3,011	$3,203	$3,159

As a % of loans	1.16%	1.14%	1.03%	1.11%	1.11%
As a % of nonperforming loans	96.50%	116.72%	63.00%	89.81%	77.13%
As a % of nonperforming assets	23.80%	21.01%	17.37%	19.42%	16.61%

Net charge-offs as a % of loans (a)	-0.19%	0.04%	0.49%	-0.06%	2.73%

Risk element assets
Accruing troubled debt restructured	$3,698	$3,787	$3,337	$4,251	$3,121
Loans past due 30-89 days	$2,846	$1,365	$2,193	$2,250	$1,659

Nonaccruing loans	$3,600	$2,853	$4,779	$3,566	$4,095
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$3,600	$2,853	$4,779	$3,566	$4,095
Foreclosed assets (b) (c)	$10,994	$12,996	$12,559	$12,926	$14,924
Total nonperforming assets	$14,594	$15,849	$17,338	$16,492	$19,019

Nonperforming loans as a % of loans	1.21%	0.98%	1.63%	1.23%	1.44%
Nonperforming assets as a % of loans
and foreclosed assets	4.72%	5.19%	5.68%	5.45%	6.36%

Total loans	298,390	292,369	292,952	289,440	284,181

(a) Annualized
(b) Properties sold during 3rdQ 2014	$1,609
(c) Properties under contract to sell	$4,424

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	September 30
(Amounts in thousands)
Assets		2014			2013
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$295,566	$4,168	5.59%	$281,341	$4,294	6.05%
Investment securities	84,524	327	1.64%	104,261	457	1.89%
Other earning assets	14,066	7	0.20%	14,937	9	0.24%
Total earning assets	394,156	$4,502	4.55%	400,539	$4,760	4.75%
Allowance for loan losses	(3,489)			(3,933)
Cash and other assets	25,580			34,462
TOTAL ASSETS	$416,247			$431,068

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$25,784	$10	0.16%	$25,388	$10	0.16%
Savings deposits	14,105	4	0.10%	12,858	7	0.22%
MMDA's	72,628	76	0.42%	78,715	100	0.50%
Time deposits	155,184	352	0.90%	166,401	445	1.06%
Federal funds purchased and securities
sold under agreements to repurchase	21,445	19	0.35%	25,102	22	0.34%
Federal Home Loan Bank and other borrowings	31,161	231	2.94%	29,012	285	3.90%
Total interest-bearing liabilities	320,307	692	0.86%	337,476	869	1.02%
Net interest spread		$3,810	3.69%		$3,891	3.73%
Noninterest-bearing demand deposits	54,400			51,727
Accrued expenses and other liabilities	1,060			1,483
Shareholders' equity	40,480			40,382
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$416,247			$431,068
Net yield on earning assets			3.86%			3.89%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		22			39
Total adjustment		22			39

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Nine months ended
	September 30
(Amounts in thousands)
Assets		2014			2013
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$293,159	$12,489	5.70%	$276,606	$12,515	6.05%
Investment securities	91,147	1,104	1.76%	97,786	1,379	2.10%
Other earning assets	13,855	24	0.24%	23,232	45	0.26%
Total earning assets	398,161	$13,617	4.60%	397,624	$13,939	4.74%
Allowance for loan losses	(3,237)			(5,053)
Cash and other assets	28,198			36,808
TOTAL ASSETS	$423,122			$429,379

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$27,398	$30	0.15%	$26,477	$46	0.23%
Savings deposits	14,841	11	0.10%	12,235	22	0.24%
MMDA's	67,916	192	0.38%	76,729	319	0.56%
Time deposits	158,560	1,093	0.92%	167,406	1,366	1.09%
Federal funds purchased and securities
sold under agreements to repurchase	21,862	58	0.36%	22,330	56	0.34%
Federal Home Loan Bank and other borrowings	30,198	756	3.34%	31,142	941	4.04%
Total interest-bearing liabilities	320,775	2,140	0.89%	336,319	2,750	1.09%
Net interest spread		$11,477	3.71%		$11,189	3.65%
Noninterest-bearing demand deposits	60,970			50,338
Accrued expenses and other liabilities	831			1,865
Shareholders' equity	40,546			40,857
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$423,122			$429,379
Net yield on earning assets			3.89%			3.81%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		94			156
Total adjustment		94			156

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2014		2013
	Third	% of	Third	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$71,986	24.1	$66,143	23.3	8.8
Non-owner occupied	72,163	24.2	66,454	23.4	8.6
Multi-family real estate	8,252	2.8	8,295	2.9	(0.5)
1-4 family construction	10,320	3.5	9,865	3.5	4.6
Commercial construction	2,784	0.9	8,917	3.1	(68.8)
Commercial land and lot development	14,199	4.8	14,245	5.0	(0.3)
Total non-residential real estate	179,704	60.2	173,919	61.2	3.3
Residential real estate
First mortgage - 1-4 family	45,690	15.3	43,776	15.4	4.4
Second mortgage - 1-4 family	1,674	0.6	2,028	0.7	(17.5)
Home equity lines	20,035	6.7	15,847	5.6	26.4
Total residential real estate	67,399	22.6	61,651	21.7	9.3
Total real estate loans	247,102	82.8	235,570	82.9	4.9

Commercial	41,581	13.9	38,095	13.4	9.2
Agricultural & other	6,960	2.3	8,381	2.9	(17.0)
Consumer	2,747	0.9	2,135	0.8	28.6
Total loans, net of unearned fees	$298,390	100.0	$284,181	100.0	5.0

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	September 30,	December 31,
ASSETS	2014	2013
Cash and due from banks	$1,091,657	$2,149,467
Interest-bearing deposits at other financial institutions	14,783,017	22,702,270
Total cash and cash equivalents	15,874,674	24,851,737

Securities available for sale	78,249,672	92,208,672
Securities held to maturity (fair value $29,524 and $35,027
at September 30, 2014 and December 31, 2013, respectively)	29,374	34,165
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of $3,473,954 and $3,203,158
at September 30, 2014 and December 31, 2013, respectively	294,916,467	286,236,578
Bank premises and equipment, net	4,835,378	4,992,449
Accrued interest receivable	1,179,789	977,925
Foreclosed assets	10,993,825	12,925,748
Other assets	4,975,510	7,673,179
Total assets	$413,377,589	$432,223,353

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$53,615,550	$75,206,540
Interest-bearing demand deposits	25,246,319	24,563,987
Savings deposits and money market accounts	83,109,173	86,329,930
Time deposits	154,342,518	155,313,920
Total deposits	316,313,560	341,414,377

Accrued interest payable	78,425	82,320
Federal funds purchased and securities sold under
agreements to repurchase	27,335,750	22,974,117
Federal Home Loan Bank advances and other borrowings	28,000,000	26,740,000
Other liabilities	1,253,778	878,811
Total liabilities	372,981,513	392,089,625

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized;
600,000 shares issued and outstanding
in 2014 and 2013	14,946,464	14,892,927
Common stock - $1.00 par value; 20,000,000 shares authorized;
6,709,199 shares issued in 2014 and 2013;
6,627,398 and 6,547,074 shares outstanding in 2014 and 2013, respectively	6,627,398	6,547,074
Additional paid-in capital	21,780,560	21,549,883
Accumulated deficit	(3,050,663)	(3,099,451)
Accumulated other comprehensive income	92,317	243,295
Total stockholders' equity	40,396,076	40,133,728
Total liabilities and stockholders' equity	$413,377,589	$432,223,353

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited		Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
INTEREST INCOME
Loans, including fees	$4,167,994	$4,293,583	$12,488,587	$12,514,688
Securities and interest-bearing deposits at other
financial institutions	327,135	457,299	1,104,132	1,379,322
Federal funds sold	7,129	9,510	24,404	45,515
Total interest income	4,502,258	4,760,392	13,617,123	13,939,525

INTEREST EXPENSE
Time deposits	352,255	445,397	1,093,282	1,365,993
Other deposits	89,574	117,327	232,613	386,791
Federal funds purchased and securities
sold under agreements to repurchase	18,983	21,435	58,264	56,258
Federal Home Loan Bank advances and other borrowings	230,915	284,882	755,526	941,269
Total interest expense	691,727	869,041	2,139,685	2,750,311

Net interest income before provision for loan losses	3,810,531	3,891,351	11,477,438	11,189,214
Provision for loan losses	-	-	515,000	300,000
Net interest income after provision for loan losses	3,810,531	3,891,351	10,962,438	10,889,214

NONINTEREST INCOME
Customer service fees	214,761	218,304	613,210	608,087
Net gains from sale of securities	169,037	-	571,510	424,971
Net gains from sale of loans and other assets	106,906	39,164	132,349	240,746
Other noninterest income	13,062	12,500	43,498	48,968
Total noninterest income	503,766	269,968	1,360,567	1,322,772

NONINTEREST EXPENSE
Salaries and employee benefits	1,702,352	1,619,030	5,251,839	4,838,822
Net occupancy and equipment expense	314,976	333,850	947,894	1,011,335
Depository insurance	162,798	161,956	481,641	482,920
Foreclosed assets, net	688,124	381,847	1,400,616	1,308,995
Other operating expenses	790,856	967,888	2,253,090	2,500,107
Total noninterest expenses	3,659,106	3,464,571	10,335,080	10,142,179

Income before income tax expense	655,191	696,748	1,987,925	2,069,807
Income tax expense	249,500	268,200	760,600	793,100

Net income	405,691	428,548	1,227,325	1,276,707

Preferred stock dividend requirements	375,000	375,000	1,125,000	1,125,000
Accretion on preferred stock discount	17,846	17,845	53,537	53,535

Net income available to common shareholders	$12,845	$35,703	$48,788	$98,172

EARNINGS PER COMMON SHARE
Basic	$-	$0.01	$0.01	$0.01
Diluted	$-	$0.01	$0.01	$0.01

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the nine months ended September 30, 2014

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Accumulated	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2013	$14,892,927	$6,547,074	$21,549,883	$(3,099,451)	$243,295	$40,133,728

Stock compensation expense	-	-	120,000	-	-	120,000

Issuance of common stock, 80,324 shares	-	80,324	110,677	-	-	191,001

Preferred stock dividends paid	-	-	-	(1,125,000)	-	(1,125,000)

Accretion on preferred stock	53,537	-	-	(53,537)	-	-

Net income	-	-	-	1,227,325	-	1,227,325

Unrealized holding losses on securities available for sale, net of reclassification adjustment	-	-	-	-	(150,978)	(150,978)

BALANCE, September 30, 2014
	$14,946,464	$6,627,398	$21,780,560	$(3,050,663)	$92,317	$40,396,076

The Notes to Consolidated Financial Statements are an integral part of these statements.